UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)		April 29, 2008

SELECTIVE INSURANCE GROUP, INC.
(Exact name of registrant as specified in its charter)

New Jersey	0-8641	22-2168890
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

40 Wantage Avenue, Branchville, New Jersey		07890
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(973) 948-3000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 – Other Events

Item 8.01.            Other Events.

On April 29, 2008, Selective Insurance Group, Inc. (the “Company”) issued a press release announcing the entry of Gregory E. Murphy, the Company’s Chairman, President and Chief Executive Officer, into a Rule 10b5-1 Sales Plan (the “Plan”) on April 28, 2008.  Under the Plan, beginning June 2, 2008, Mr. Murphy may sell up to 50,400 shares of Company common stock on the open market upon the occurrence of certain pre-established conditions.  The term of the Plan extends through May 29, 2009, unless terminated earlier under certain conditions.  The press release is attached hereto as Exhibit 99.1.

Section 9 – Financial Statements and Exhibits

Item 9.01.            Financial Statements and Exhibits.

(d)	Exhibits

	99.1	Press Release of Selective Insurance Group, Inc. dated April 29, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SELECTIVE INSURANCE GROUP, INC.

Date: April 29, 2008	By:	/s/ Michael H. Lanza
Michael H. Lanza
Executive Vice President, General Counsel
& Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release of Selective Insurance Group, Inc. dated April 29, 2008